STOCK OPTION AGREEMENT

              THE OPTION EVIDENCED BY THIS OPTION AGREEMENT MAY NOT BE TRANSFERRED EXCEPT TO A WHOLLY-OWNED SUBSIDIARY OF SEAGATE.

              THIS STOCK OPTION AGREEMENT (the "Option Agreement") is dated as of October 3, 1995, between Conner Peripherals, Inc., a Delaware corporation ("Conner"), and Seagate Technology, Inc., a Delaware corporation ("Seagate").


                                   RECITALS

              A. Seagate, Athena Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Seagate ("Sub"), and Conner are simultaneously herewith entering into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides, among other things, that, upon the terms and subject to the conditions thereof, Sub will be merged with and into Conner (the "Merger"), pursuant to which each issued and outstanding share of common stock, par value $0.001 per share, of Conner (the "Conner Common Stock") (including the associated Rights, as defined in Section 1 below) outstanding immediately prior to the Merger will be converted into 0.442 shares (the "Exchange Ratio") of common stock of Seagate, par value $.01 per share.

              B. As a condition to their willingness to enter into the Reorganization Agreement, Seagate and Sub have required that Conner agree, and Conner has agreed, to enter into this Option Agreement, which provides, among other things, that Conner grant Seagate an option to purchase shares of Conner Common Stock upon the terms and subject to the conditions provided for herein.

              NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Option Agreement and the Reorganization Agreement, the parties agree as follows:

              1. GRANT OF OPTION. Subject to the terms and conditions of this Option Agreement, Conner hereby grants to Seagate an irrevocable option (the "Option") to purchase 8,015,420 shares of Conner Common Stock (the "Option Shares"), including the associated rights (the "Rights") to purchase shares of Conner Preferred Stock pursuant to the Preferred Shares Rights Agreement, dated as of November 29, 1994, between Conner and The First
         National Bank of Boston, as the same may be modified, terminated or amended from time to time (the "Rights Agreement") in the manner set forth below, at an exercise price of $17.90 per share







         of Conner Common Stock, subject to adjustment as provided below (the "Option Price"). All references in this Option Agreement to shares of Conner Common Stock issued to Seagate hereunder shall be deemed to include the Rights (subject to the terms of the Rights Agreement). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Reorganization Agreement.

              2.   EXERCISE OF OPTION.

                   (a) Subject to the satisfaction or waiver of the conditions set forth in Section 9 of this Option Agreement, prior to the termination of this Option Agreement in accordance with its terms, Seagate or its designee (which shall be a wholly-owned subsidiary of Seagate) may exercise the Option, in whole or in part, at any time or from time to time on or after the public disclosure of, or Seagate shall have learned of, the earliest event to occur of the following:

                        (i) any person or group other than Seagate or its affiliates shall have acquired or become the beneficial owners (within the meaning of Section 13(d)(3) of the Exchange Act) of more than twenty percent (20%) of the outstanding shares of Conner Common Stock, or shall have been granted any option or right, conditional or otherwise, to acquire more than twenty percent (20%) of the outstanding shares of Conner Common Stock (provided that in the event that such option or right expires unexercised, then to the extent the Option has not already been exercised, it shall no longer be exercisable except as otherwise provided in this Option Agreement);

                        (ii)  any person other than Seagate and its
         affiliates shall have made a tender offer or exchange offer (or entered into an agreement to make such a tender offer or exchange offer) for at least twenty percent (20%) of the then outstanding shares of Conner Common Stock (provided that in the event that such tender offer or exchange offer or other proposal is withdrawn or terminates prior to consummation of such offer or proposal, then to the extent the Option has not already been exercised, it shall no longer be exercisable except as otherwise provided in this Section 2(a)); or

                        (iii) Conner shall have entered into a written definitive agreement or written agreement in principle in connection with a liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of Conner and its subsidiaries, taken as a whole or all or a material portion of the equity interest in Conner and its subsidiaries, taken as a whole, or other similar transaction or business combination.









                   (b) In the event Seagate wishes to exercise the Option at such time as the Option is exercisable, Seagate shall deliver written notice (the "Exercise Notice") to Conner specifying its intention to exercise the Option, the total number of Option Shares it wishes to purchase and a date and time for the closing of such purchase (a "Closing") not later than thirty (30) business days from the later of (i) the date such Exercise Notice is given and (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). If prior to the Expiration Date (as defined in Section 11 below) any person or group (other than Seagate or its affiliates) shall have made a bona fide proposal that becomes publicly disclosed, with respect to a tender offer or exchange offer for fifty percent (50%) or more of the then outstanding shares of Conner Common Stock (a "Share Proposal"), a merger, consolidation or other business combination (a "Merger Proposal") or any acquisition of a material portion of the assets of Conner (an "Asset Proposal"), or shall have acquired fifty percent (50%) or more of the then outstanding shares of Conner Common Stock (a "Share Acquisition"), and this Option is then exercisable then Seagate, in lieu of exercising the Option, shall have the right at any time thereafter (for so long as the Option is exercisable under Section 2(a)) to request in writing that Conner pay, and promptly (but in any event not more than five (5) business days) after the giving by Seagate of such request, Conner shall, subject to Section 2(c) below, pay to Seagate, in cancellation of the Option, an amount in cash (the "Cancellation Amount") equal to (i) the excess over the Option Price of the greater of (A) the last sale price of a share of Conner Common Stock as reported on the New York Stock Exchange on the last trading day prior to the date of the Exercise Notice, or (B)(1) the highest price per share of Conner Common Stock offered to be paid or paid by any such person or group pursuant to or in connection with a Share Proposal, a Share Acquisition or a Merger Proposal or (2) the aggregate consideration offered to be paid or paid in any transaction or proposed transaction in connection with an Asset Proposal, divided by the number of shares of Conner Common Stock then outstanding, multiplied by (ii) the number of Option Shares then covered by the Option. If all or a portion of the price per share of Conner Common Stock offered paid or payable or the aggregate consideration offered paid or payable for the assets of Conner, each as contemplated by the preceding sentence, consists of noncash consideration, such price or aggregate consideration shall be the cash consideration, if any, plus the fair market value of the non-cash consideration as determined by the investment bankers of Conner and the investment bankers of Seagate.

                   (c) Following exercise of the Option by Seagate, in the event that Seagate sells, pledges or otherwise disposes









         (including, without limitation, by merger or exchange) any of the Option Shares (a "Sale") then (i) any Breakup Fee due and payable by Conner following such time shall be offset by the amount received (whether in cash, loan proceeds, securities or otherwise) by Seagate in such Sale less the exercise price of such Option Shares sold in the Sale (the "Offset Amount"), and (ii) if Conner has paid to Seagate the Breakup Fee prior to the Sale, then Seagate shall immediately remit to Conner the Offset Amount. Further, notwithstanding Section 2(b) above, in the event that Seagate receives the Cancellation Amount in lieu of exercising the Option, then (A) any Breakup Fee due and payable by Conner following such time shall be reduced by the Cancellation Amount (the "Cancellation Offset Amount"), and (B) if Conner has paid to Seagate the Breakup Fee prior to Seagate's receipt of such Cancellation Amount, then Seagate shall only be entitled to receive that portion of the Cancellation Offset Amount that exceeds the Breakup Fee. Notwithstanding the above, in no event shall the Offset Amount or the Cancellation Offset Amount be greater than the Breakup Fee.

              3.   PAYMENT OF OPTION PRICE AND DELIVERY OF CERTIFICATE.
         Any Closings under Section 2 of this Option Agreement shall be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, or at such other place as Conner and Seagate may agree. At any Closing hereunder, (a) Seagate or its designee will make payment to Conner of the aggregate price for the Option Shares being so purchased by delivery of a certified check, official bank check or wire transfer of funds pursuant to Conner's instructions payable to Conner in an amount equal to the product obtained by multiplying the Option Price by the number of Option Shares to be purchased, and (b) upon receipt of such payment Conner will deliver to Seagate or its designee (which shall be a wholly-owned subsidiary of Seagate) a certificate or certificates representing the number of validly issued, fully paid and non-assessable Option Shares so purchased, in the denominations and registered in such names (which shall be Seagate or a wholly-owned subsidiary of Seagate) designated to Conner in writing by Seagate.

              4.   REGISTRATION AND LISTING OF OPTION SHARES.

                   (a)  Conner agrees to use its reasonable best efforts to
         (i) effect as promptly as possible upon the request of Seagate and
         (ii) cause to become and remain effective for a period of not less than six (6) months (or such shorter period as may be necessary to effect the distribution of such shares), the registration under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws, of all or any part of the Option Shares as may be specified in such request, provided, however, that (i) Seagate shall have the right to select the









         managing underwriter for any such offering after consultation with Conner, which managing underwriter shall be reasonably acceptable to Conner and (ii) Seagate shall not be entitled to more than two
         (2) effective registration statements hereunder.

                   (b) In addition to such demand registrations, if Conner proposes to effect a registration of Conner Common Stock for its own account or for the account of any other stockholder of Conner, Conner will give prompt written notice to all holders of Options or Option Shares of its intention to do so and shall use its reasonable best efforts to include therein all Option Shares requested by Seagate to be so included. No registration effected under this Section 4(b) shall relieve Conner of its obligations to effect demand registrations under Section 4(a) hereof.

                   (c) Registrations effected under this Section 4 shall be effected at Conner's expense, including the fees and expenses of counsel to the holder of Options or Option Shares but excluding underwriting discounts and commissions to brokers or dealers. In connection with each registration under this Section 4, Conner shall indemnify and hold each holder of Options or Option Shares participating in such offering (a "Holder"), its underwriters and each of their respective affiliates harmless against any and all losses, claims, damages, liabilities and expenses (including, without limitation, investigation expenses and fees and disbursements of counsel and accountants), joint or several, to which such Holder, its underwriters and each of their respective affiliates may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any prospectus therein), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, other than such losses, claims, damages, liabilities or expenses (or actions in respect thereof) which arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in written information furnished by a Holder to Conner expressly for use in such registration statement.

                   (d) In connection with any registration statement pursuant to this Section 4, each Holder agrees to furnish Conner with such information concerning itself and the proposed sale or distribution as shall reasonably be required in order to ensure compliance with the requirements of the Securities Act. In addition, Seagate shall indemnify and hold Conner, its underwriters and each of their respective affiliates harmless against any and all losses, claims, damages, liabilities and









         expenses (including without limitation investigation expenses and fees and disbursements of counsel and accountants), joint or several, to which Conner, its underwriters and each of their respective affiliates may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in written information furnished by any Holder to Conner expressly for use in such registration statement.

                   (e) Upon the issuance of Option Shares hereunder, Conner will use its reasonable best efforts promptly to list such Option Shares with the New York Stock Exchange or on such national or other exchange on which the shares of Conner Common Stock are at the time listed.

              5. REPRESENTATIONS AND WARRANTIES OF CONNER. Conner hereby represents and warrants to Seagate as follows:

                   (a) Conner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has requisite power and authority to enter into and perform this Option Agreement.

                   (b) The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Conner and no other corporate proceedings on the part of Conner are necessary to authorize this Option Agreement or to consummate the transactions contemplated hereby. The Board of Directors of Conner has duly approved the issuance and sale of the Option Shares, upon the terms and subject to the conditions contained in this Option Agreement, and the consummation of the transactions contemplated hereby. This Option Agreement has been duly and validly executed and delivered by Conner and, assuming this Option Agreement has been duly and validly authorized, executed and delivered by Seagate, constitutes a valid and binding obligation of Conner enforceable against Conner in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally; the availability of injunctive relief and other equitable remedies; and limitations imposed by law on indemnification for liability under federal securities laws.

                   (c) Conner has taken all necessary action to authorize and reserve for issuance and to permit it to issue, and at all times from the date of this Option Agreement through the date of expiration of the Option will have reserved for issuance upon exercise of the Option, 8,015,420 authorized shares of Conner Common Stock (or such other amount as may be required pursuant to









         Section 10 hereof), each of which, upon issuance pursuant to this Option Agreement and when paid for as provided herein, will be validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, charges, encumbrances and security interests and not subject to any preemptive rights.

                   (d) The execution, delivery and performance of this Option Agreement by Conner and the consummation by it of the transactions contemplated hereby except as required by the HSR Act (if applicable), and, with respect to Section 4, compliance with the provisions of the Securities Act and any applicable state securities laws, do not require the consent, waiver, approval, license or authorization of or result in the acceleration of any obligation under, or constitute a default under, any term, condition or provision of any charter or bylaw, or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree or any restriction to which Conner or any property of Conner or its subsidiaries is bound, except where failure to obtain such consents, waivers, approvals, licenses or authorizations or where such acceleration or defaults could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              6. REPRESENTATIONS AND WARRANTIES OF SEAGATE. Seagate hereby represents and warrants to Conner that:

                   (a) Seagate is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has requisite power and authority to enter into and perform this Option Agreement.

                   (b) The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seagate and no other corporate proceedings on the part of Seagate are necessary to authorize this Option Agreement or to consummate the transactions contemplated hereby. This Option Agreement has been duly and validly executed and delivered by Seagate and, assuming this Option Agreement has been duly executed and delivered by Conner, constitutes a valid and binding obligation of Seagate enforceable against Seagate in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally; the availability of injunctive relief and other equitable remedies; and limitations imposed by law on indemnification for liability under federal securities laws.

                   (c) Seagate or its designee is acquiring the Option and it will acquire the Option Shares issuable upon the exercise









         thereof for its own account and not with a view to the distribution or resale thereof in any manner not in accordance with applicable law.

              7. COVENANTS OF SEAGATE. Seagate agrees not to transfer or otherwise dispose of the Option or the Option Shares, or any interest therein, except in compliance with the Securities Act and any applicable state securities law. Seagate further agrees to the placement of the following legend on the certificate(s) representing the Option Shares (in addition to any legend required under applicable state securities laws):

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER (i) THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR (ii) ANY APPLICABLE STATE LAW GOVERNING THE OFFER AND SALE OF SECURITIES. NO TRANSFER OR OTHER DISPOSITION OF THESE SHARES, OR OF ANY INTEREST THEREIN, MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH OTHER STATE LAWS OR PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE ACT, SUCH OTHER STATE LAWS, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

              8. REASONABLE BEST EFFORTS. Seagate and Conner shall take, or cause to be taken, all reasonable action to consummate and make effective the transactions contemplated by this Option Agreement, including, without limitation reasonable best efforts to obtain any necessary consents of third parties and governmental agencies and the filing by Seagate and Conner promptly after the date hereof of any required HSR Act notification forms and the documents required to comply with the HSR Act, subject to the provisions of Section 5.9 of the Reorganization Agreement.

              9. CERTAIN CONDITIONS. The obligation of Conner to issue Option Shares under this Option Agreement upon exercise of the Option shall be subject to the satisfaction or waiver of the following conditions:

                   (a) any waiting periods applicable to the acquisition of the Option Shares by Seagate pursuant to this Option Agreement under the HSR Act shall have expired or been terminated;

                   (b) the representations and warranties of Seagate made in Section 6 of this Option Agreement shall be true and correct in all material respects as of the date of the Closing for the issuance of such Option Shares; and

                   (c) no order, decree or injunction entered by any court of competent jurisdiction or governmental, regulatory or administrative agency or commission in the United States shall be









         in effect which prohibits the exercise of the Option or acquisition of Option Shares pursuant to this Option Agreement.

              10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the number of issued and outstanding shares of Conner Common Stock by reason of any stock dividend, stock split, recapitalization, merger, rights offering, share exchange or other change in the corporate or capital structure of Conner, Seagate shall receive, upon exercise of the Option, the stock or other securities, cash or property to which Seagate would have been entitled if Seagate had exercised the Option and had been a holder of record of shares of Conner Common Stock on the record date fixed for determination of holders of shares of Conner Common Stock entitled to receive such stock or other securities, cash or property at the same aggregate price as the aggregate Option Price of the Option Shares. In the event that any additional shares of Common Stock are issued after September 2, 1995 (other than pursuant to an event described in the preceding sentence of this Option Agreement), the number of shares of Common Stock subject to the Option shall be adjusted so that, after such issuance, the number of shares of Common Stock subject to the Option (ignoring any exercise of this Option) equals at least fifteen percent (15%) of the number of shares of Conner Common Stock then issued and outstanding (other than shares of Conner Common Stock issued pursuant to the Option); provided, however, that nothing contained in this Section 10 shall be deemed to authorize Conner to issue any shares of Conner Common Stock in violation of the provisions of the Reorganization Agreement.

              11.  EXPIRATION.  The Option shall expire at the earlier of
         (y) the Effective Time (as defined in the Reorganization
         Agreement) or (z) 200 days after termination of the Reorganization Agreement in accordance with the terms thereof (such expiration date is referred to as the "Expiration Date").

              12.  GENERAL PROVISIONS.

                   (a) Survival. All of the representations, warranties and covenants contained herein shall survive a Closing and shall be deemed to have been made as of the date hereof and as of the date of each Closing, except for the representations and warranties in Section 5(d) hereof which shall be deemed to have been made only as of the date hereof.

                   (b) Further Assurances. If Seagate exercises the Option, or any portion thereof, in accordance with the terms of this Option Agreement, Conner and Seagate will execute and deliver all such further documents and instruments and use their reasonable best efforts to take all such further action as may be









         necessary in order to consummate the transactions contemplated thereby.

                   (c) Severability. It is the desire and intent of the parties that the provisions of this Option Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Option Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Option Agreement or affecting the validity or enforceability of such provision in any other juris-diction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Option Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                   (d) Assignment. This Option Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Conner shall not be entitled to assign or otherwise transfer any of its rights or obligations hereunder.

                   (e) Specific Performance. The parties agree and acknowledge that in the event of a breach of any provision of this Option Agreement, the aggrieved party would be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Option Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Option Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

                   (f) Amendments. This Option Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Seagate and Conner.

                   (g) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by









         registered or certified mail (return receipt requested), postage prepaid, to the other party at the following addresses (or such other address for a party as shall be specified by like notice):

         If to Seagate:

                   Seagate Technology, Inc.
                   920 Disc Drive
                   P.O. Box 66360
                   Scotts Valley, CA  96067-0360
                   Attention:  Donald L. Waite

         with a copy to:

                   Wilson Sonsini Goodrich & Rosati
                   650 Page Mill Road
                   Palo Alto, California  94304
                   Attention:  Larry W. Sonsini, Esq.
                   Telecopier:  (415) 493-6811

         If to Conner:

                   Conner Peripherals, Inc.
                   3081 Zanker Road
                   San Jose, CA  95134
                   Attention:  P. Jackson Bell and Thomas F. Mulvaney, Esq.

         with a copy to:

                   Wachtell, Lipton, Rosen & Katz
                   51 West 52nd Street
                   New York, New York  10019
                   Attention:  Andrew R. Brownstein, Esq.
                   Telecopier:  (212) 403-2000

                   (h) Headings. The headings contained in this Option Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Option Agreement.

                   (i) Counterparts. This Option Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                   (j) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.









                   (k) Jurisdiction and Venue. Each of Conner and Seagate hereby agrees that any proceeding relating to this Option Agreement shall be brought in a state court of Delaware. Each of Conner and Seagate hereby consents to personal jurisdiction in any such action brought in any such Delaware court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Delaware court or to any claim that any such Delaware court is an inconvenient forum.

                   (l) Entire Agreement. This Option Agreement, the Confidentiality Agreements and the Reorganization Agreement and any documents and instruments referred to herein and therein constitute the entire agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof. This Option Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing in this Option Agreement shall be construed to give any person other than the parties to this Option Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Option Agreement or any provision contained herein.

                   (m) Expenses. Except as otherwise provided in this Option Agreement, each party shall pay its own expenses incurred in connection with this Option Agreement.






























              IN WITNESS WHEREOF, the parties have caused this Option Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                       SEAGATE TECHNOLOGY, INC.



                                       By:       /s/ Donald L. Waite
                                       Name:   Donald L. Waite
                                       Title:  Executive Vice President,
                                                 Chief Administrative
                                                  Officer and Chief
                                                   Financial Officer




                                       CONNER PERIPHERALS, INC.



                                       By:      /s/ Finis F. Conner
                                       Name:   Finis F. Conner
                                       Title:  Chairman and Chief
                                                 Executive Officer




















         [Signature Page to Stock Option Agreement]



                                        -13-